SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549
                     __________________________________

                                  FORM 8-A

                     __________________________________

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                 PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                        FIRST BANCTRUST CORPORATION
-------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)



              Delaware                                   37-1406661
----------------------------------------   ------------------------------------
(State of incorporation or organization)   (I.R.S. Employer Identification No.)


      206 South Central Avenue
         Paris, Illinois                                 61944
----------------------------------------   ------------------------------------
(Address of principal executive offices)               (Zip Code)



If this form relates to the            If this form relates to the
registration of a class of             registration of a class of
securities pursuant to                 securities pursuant to
Section 12(b) of the                   Section 12(g) of the
Exchange Act and is                    Exchange Act and is
effective pursuant to                  effective pursuant to
General Instruction A.(c),             General Instruction A.(d),
please check the following             please check the following
box.   [ ]                             box.   [X]


Securities Act registration statement file number to which this form relates:

                                  333-51934
                               ---------------
                               (If applicable)

     Securities to be registered pursuant to Section 12(b) of the Act:

                                     None

     Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $.01 per share
-------------------------------------------------------------------------------
                               (Title of class)

Item 1.   Description of Registrant's Securities to be Registered

          See "Description of Capital Stock of First BancTrust Corporation" in the Prospectus included in the First BancTrust Corporation Registration Statement on Form SB-2 (File No. 333-51934) which is hereby incorporated by reference.

Item 2.   Exhibits

     *2.0 Plan of Conversion of First BancTrust Corporation

     *3.1 Certificate of Incorporation of First BancTrust Corporation

     *3.2 Bylaws of First BancTrust Corporation

     *4.0 Form of Stock Certificate of First BancTrust Corporation


    *Previously filed with the Securities and Exchange Commission as exhibits to the First BancTrust Corporation Registration Statement on Form SB-2 (File No. 333-51934). Such exhibits are incorporated herein by reference.



















                                      2




                                  SIGNATURE



    Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                         FIRST BANCTRUST CORPORATION



Date:  April 11, 2001                By: /s/ Terry J. Howard
                                         ------------------------------------
                                         Terry J. Howard, Director, President
                                         and Chief Executive Officer



























                                       3